UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)

                                    --------


                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2006

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2006

ITEM 1.    REPORTS TO STOCKHOLDERS.


--------------------------------------------------------------------------------

                         THE ADVISORS' INNER CIRCLE FUND


    THE RICE HALL JAMES FUNDS

    ANNUAL REPORT                                           OCTOBER 31, 2006

--------------------------------------------------------------------------------

                        RICE HALL JAMES MID CAP PORTFOLIO
                     RICE HALL JAMES SMALL/MID CAP PORTFOLIO
                       RICE HALL JAMES MICRO CAP PORTFOLIO

                                 [LOGO OMMITTED]

                               INVESTMENT ADVISER:

                        RICE HALL JAMES & ASSOCIATES, LLC

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS
                                                                OCTOBER 31, 2006

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholder's Letter....................................................       1
Schedules of Investments
     Mid Cap............................................................       9
     Small/Mid Cap......................................................      12
Summary Schedule of Investments
     Micro Cap..........................................................      15
Statements of Assets and Liabilities....................................      18
Statements of Operations................................................      19
Statements of Changes in Net Assets
     Mid Cap............................................................      20
     Small/Mid Cap......................................................      21
     Micro Cap..........................................................      22
Financial Highlights
     Mid Cap............................................................      23
     Small/Mid Cap......................................................      24
     Micro Cap..........................................................      25
Notes to Financial Statements...........................................      26
Report of Independent Registered Public Accounting Firm.................      33
Disclosure of Fund Expenses.............................................      34
Trustees and Officers of The Advisors' Inner Circle Fund................      36
Approval of Investment Advisory Agreements..............................      44
Notice to Shareholders..................................................      47






The RHJ Funds file their complete schedules of fund holdings with the Security and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 866-474-5669; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------
 SHAREHOLDER'S LETTER
--------------------------------------------------------------------------------

RHJ FUNDS ANNUAL REPORT
AS OF OCTOBER 31, 2006

Fiscal 2006 closed with a bang locking in double digit returns for almost all classes of common equity. The first half of the fiscal year was best described as a speculative run, small caps leading the way with a powerful 21.6% rise, as measured by the Russell 2000 Index, from October 31, 2005 to a mid-year top on May 5, 2006. The move in large caps as measured by the S&P 500 Index's during this same period was ONLY 10.9%. As a number of economic indicators and industrial business trends disappointed, fears of an economic slowdown became more prevalent. The equity markets lost momentum in May and investors showed more restraint and caution in the latter part of fiscal 2006. Consequently, non-earnings stories and higher-beta names underperformed significantly. While market declines are never enjoyable, we were encouraged to at least see a move away from the speculation that was rampant at the beginning of the year. Investors took a more defensive posture, in hindsight too much so, and poured money into counter-cyclical industries - primarily utilities, consumer staples and financials. Also apparent was a decided shift into large cap leadership as small caps dropped some 14% from their May high, bottoming three successive times in June, July and finally on August 11, 2006. In comparison, large cap issues fell just 7.5% from their peak. Rising from their summer doldrums, both groups have rallied back strongly, the Russell 2000 Index to within 1% of its May top and the S&P 500 Index reaching a new peak 5% higher than that achieved in May.

CNBC's Jim Cramer echoed recent investor sentiment when he said, and I quote loosely, "the market's back, you can just feel it..." Are we back? Is the economic danger gone? The price of oil peaked in early August at $77 per barrel and fell nearly 20% to $59 per barrel by October, potentially a huge windfall to the consumer. But that $59 price compares to $60 on October 31, 2005, $52 on October 31, 2004 and $29 twelve months prior to that. The consumer did a fine job of looking beyond the rise in oil prices and continued to spend during the past few years. Will they spend more now that price of oil is flat year over year? What about the housing market? A slowdown is a much understated appraisal of today's housing market. According to economists Van Hoisington and Lacy Hunt:
"the National Association of Home Builders Market Index has fallen to a 16-year low. New home sales are off 17% from a year ago; resales are down 13%, and importantly, prices in both categories are slightly negative on a year-over-year basis. Housing starts have slipped 20% below year ago levels." In September, new home sales exceeded recently revised expectations, but median prices were down 17%, the steepest decline in over three decades. In the past decade, the U.S. consumer has shifted from an income based to an asset based savings model due to a generally strong stock market since 1982

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


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and a U.S.  housing stock value that has increased at a 5-year  compound  annual growth rate of some 20%. The recent decline in the housing market (and consequently the consumers' net worth) could result in an increased income savings rate, significantly reducing spendable income.

The housing market is weak and still contracting. Oil prices are high, but falling. Core inflation, excluding food and energy, is still running near 3%, higher than the Federal Reserve (the "Fed") desires (recent news, though, has been somewhat encouraging). Regardless, after almost 2 years of tightening, the Fed has stopped raising rates, having taken no action in the past two meetings. With a Fed funds rate of 5.25%, 2.25% over inflation, the Fed has adopted a more or less neutral stance. Will the Fed's next move be to ease once again to stabilize the sagging housing market and better engineer a soft landing or will the Fed hold fast or even increase rates to offset the persistent inflationary creep?

The notable wild card in all this economic noise is China, and the Fed's perception of what happens in China will certainly have a tremendous influence on its future interest rate decisions. China now accounts for 40% of the world's incremental demand for oil. And China, so far, seems immune to a slowdown. Unless that demand quiets, it will be difficult to see a precipitous decline in the price of oil. The Chinese government realizes that an unchecked boom will likely lead to excess capacity and, ultimately, deflation, yet while there have been a few signs of some moderation of late, the reported second quarter GDP (Gross Domestic Product) growth was a whopping 11.3%. The beneficiaries of China's huge oil and commodity demand, U.S. commodity stocks, arguably reached "bubble-status" earlier this year, but as a whole, they have yet to experience a sustained correction. Phelps Dodge and U.S. Steel, for example, are both up about 40% year-to-date.

The stock market's recent bullish action suggests that inflation has again become a non-issue and, importantly, that the economy will do no worse than a soft landing. Worries of a tightening Federal Reserve and full blown recession are a distant memory. Surprisingly strong third quarter corporate profit reports lend credence to the "no recession" scenario and have helped further fortify the investor. We do not necessarily disagree with this positive sentiment, although we caution that the considerable ongoing good news is largely built into market prices. More specifically the full or excessive pricing is most prevalent in the more speculative areas of the market, including commodity cyclical issues. The return potential investors currently demand for participation in these riskier issues, companies and industries where earnings are far less predictable, is abnormally small (i.e. the risk premium is near zero).

In fact, from 4th quarter of 2003 until mid-2006, the risk premium had all but disappeared, investors chasing the riskiest issues and getting paid for it. The 2006 mid-year shift to large cap would suggest the investment public is begin-

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------

ning to price risk into the market. Ultimately this should bode well for those companies with more predictable earnings growth, an area we feel does not currently carry the premium PEG (Price / Earnings Growth) ratio that is normally associated with stable growth stocks. This is where the future opportunity in this market lies.

Earnings growth rates have settled down from the 30% annualized numbers seen early in this four-year expansion to more reasonable low to mid double digit estimates. We see this as positive and necessary, given the numbers that we've seen in the past few years that were just plain unsustainable. We believe that we have entered a more rational investment climate that should benefit our managed portfolios of stable growth stocks and we remain committed to our fundamentally based investment discipline.

RHJ MID CAP PORTFOLIO
---------------------
--------------------------------------------------------------------------------
                                                            CALENDAR
  AS OF OCTOBER 31, 2006          3 MONTHS      6 MONTHS       YTD     ONE YEAR
--------------------------------------------------------------------------------
RHJ MID CAP PORTFOLIO               7.05%        1.58%       10.74%      18.01%
--------------------------------------------------------------------------------
Russell Midcap Index                8.51%        2.68%       11.27%      17.41%
--------------------------------------------------------------------------------
Russell Midcap Growth Index         8.65%       (0.58)%       7.44%      14.51%
--------------------------------------------------------------------------------

NOTE: FUND RETURNS ARE NET OF FEES

For the one-year period ending October 31, 2006, the RHJ MID CAP PORTFOLIO'S (the "Fund") 18.01% return slightly exceeded the 17.41% of the Russell Midcap Index. Stock selection in this Fund was very strong within three sectors during this period: Industrials, Information Technology and Materials. Importantly these three sectors combined accounted for 39% of the Fund's market value. In a reversal of last year's results, Energy was the worst performing group in the market; but its impact on Fund returns was limited due to our 8% weight. Stock selection in the Fund's Financial sector was weak, but like Energy, the pain was limited due to our very low allocation to Financial stocks, 10% of the Fund versus almost 22% for the market. Having said that, the Fund's recent overall performance has been very positive; the market seems to be finally moving away from riskier companies.

RHJ SMALL/MID CAP PORTFOLIO
---------------------------

--------------------------------------------------------------------------------
                                                            CALENDAR
  AS OF OCTOBER 31, 2006          3 MONTHS      6 MONTHS       YTD     ONE YEAR
--------------------------------------------------------------------------------
RHJ SMALL/MID CAP PORTFOLIO         5.76%       (3.03)%       7.04%      10.45%
--------------------------------------------------------------------------------
Russell 2500 Index                  8.77%         0.42%      12.00%      17.69%
--------------------------------------------------------------------------------
Russell 2500 Growth Index           8.98%       (2.98)%       8.82%      15.56%
--------------------------------------------------------------------------------
NOTE: FUND RETURNS ARE NET OF FEES

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


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The RHJ SMALL/MID CAP PORTFOLIO (the "Fund") was up 10.45% during the year ended
October 31, 2006 compared to a 17.69% return for the Russell 2500 Index. The Fund struggled in the first half of the fiscal year, during which we saw a continuation of a lower-quality and more speculative rally. In the second half, with the shift in the market to more consistent growers, a much higher number of our stable growth issues participated, but could not make up for the first half shortfall.

Specifically, the two strongest sectors in the market as measured by the Russell 2500 Index in fiscal 2006 were Materials and Industrials, up 31% and 22%, respectively. The Fund return in the Materials sector exceeded that of the comparable index sector. The Fund was significantly overweight in the Industrial sector versus the market (23% versus 13%), but performance lagged the return of the index sector by nearly 5%. Our focus on a high percentage of consistent growers (including business service issues) in the Industrial sector versus companies with greater economic sensitivity detracted from performance. That said, the bulk of the performance shortfall can be attributed to poor stock selection within two sectors: Consumer Discretionary and Financials. We did see exceptionally strong stock selection within Consumer Staples (up almost 40%), Energy (up 25%+) and Information Technology (up 20%+), but it was not enough to offset the poor stock selection in the above mentioned areas. We believe the market's recent move away from cyclical and higher risk securities bodes well for the Fund.

RHJ MICRO CAP PORTFOLIO
-----------------------
--------------------------------------------------------------------------------
                                                            CALENDAR
  AS OF OCTOBER 31, 2006          3 MONTHS      6 MONTHS       YTD     ONE YEAR
--------------------------------------------------------------------------------

RHJ MICRO CAP PORTFOLIO             9.78%        (2.64)%      8.11%      11.15%
--------------------------------------------------------------------------------
Russell 2000 Index                  9.80%         0.90%      14.95%      19.98%
--------------------------------------------------------------------------------
Russell 2000 Growth Index          10.34%        (2.69)%     10.96%      17.07%
--------------------------------------------------------------------------------
NOTE: FUND RETURNS ARE NET OF FEES

The RHJ MICRO CAP PORTFOLIO (the "Fund") returned 11.15% for the fiscal year ended October 31, 2006, behind the 19.98% return of the Russell 2000 Index. After several years of exceptional performance, the Fund was unable to keep up with the Russell 2000 Index's impressive performance this year. Like the Small/Mid Cap Portfolio, this Fund's underperformance was most drastic in the first half of the year.

On a sector level, Materials was the best performing area in the Russell 2000 Index for the year with a whopping 42% return. Our considerable underweight to this sector was a negative. In addition, stock selection lagged within Consumer Discretionary, Industrials and Information Technology. Exacerbating

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------

the stock selection was the fact that we were significantly overweight in Information Technology (a 30% weight in the Fund versus 19% in the Russell 2000 Index). On a positive note, stock selection within the Energy sector was stellar, with a 36% return in the Fund, double that of the market. In the past 3 months, performance has improved considerably and we are hopeful that the Micro Cap Portfolio may once again attain top quartile status.

AT RICE HALL JAMES, WE CONTINUE TO USE A STRICT FUNDAMENTALLY BASED VALUATION APPROACH TO GROWTH STOCK INVESTING FOR ALL THREE FUNDS MANAGED. AS A RESULT, SECTOR WEIGHTINGS DO NOT DRIVE OUR SELECTION PROCESS AND WE MAY BE SIGNIFICANTLY OVER OR UNDER-WEIGHTED A PARTICULAR SECTOR AT ANY GIVEN POINT IN TIME. MAXIMUM CAPITAL APPRECIATION IS THE PRIMARY OBJECTIVE OF THESE FUNDS, CURRENT INCOME GENERATION IS NOT A CONSIDERATION AND VOLATILITY AND TURNOVER MAY BE HIGH. NO DERIVATIVE INVESTMENTS ARE USED.



INVESTMENT MANAGEMENT TEAM

The RHJ Funds



This represents the manager's assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.



DEFINITION OF COMPARATIVE INDICES

RUSSELL 2000 INDEX is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2500 INDEX is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalization.

RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL MIDCAP INDEX is an unmanaged index comprised of 800 stocks of U.S. companies with mid-market capitalization.

RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 INDEX consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

THE ADVISORS' INNER CIRCLE FUND                            RHJ MID CAP PORTFOLIO


--------------------------------------------------------------------------------

Growth of a $10,000 Investment

  AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 2006
---------------------------------
                  Inception
  1 Year           to date
---------------------------------
   18.01%          16.06%
---------------------------------

[GRAPH OMITTED]
                 RICE HALL JAMES     RUSSELL MIDCAP    RUSSELL MIDCAP
                 MID CAP PORTFOLIO   INDEX             GROWTH INDEX
7/30/04*         $10,000             $10,000           $10,000
2004              10,530              10,656            10,593
2005              11,851              12,583            12,278
2006              13,986              14,774            14,060

                    Periods ended on October 31st

 *  Commencement of operations.

** If the Adviser and/or Fund's service providers had not limited certain expenses, the Fund's total return would have been lower.


     THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUEOF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO
GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION
     OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME
 REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY
                             IN AN UNMANAGED INDEX.

   THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE
       FUND'SHOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS
                  ACTIVELY MANAGED AND SHOULDNOT BE CONSIDERED
                  RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

                  RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF
                   TAXES THAT A SHAREHOLDER WOULD PAY ON FUND
                     DISTRIBUTIONS OR THE REDEMPTION OF FUND
                                     SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 5.

THE ADVISORS' INNER CIRCLE FUND                      RHJ SMALL/MID CAP PORTFOLIO


--------------------------------------------------------------------------------

Growth of a $10,000 Investment

       AVERAGE ANNUAL TOTAL RETURN**
     FOR PERIOD ENDED OCTOBER 31, 2006
------------------------------------------
                               Inception
  1 Year   3 Years   5 Years    to date
------------------------------------------
  10.45%    8.01%     6.68%     9.93%
------------------------------------------

[GRAPH OMITTED]

               RICE HALL JAMES               RUSSELL 2500      RUSSELL 2500
               SMALL/MID CAP PORTFOLIO       INDEX             GROWTH INDEX
11/1/96*       $10,000                       $10,000           $10,000
1997            12,676                        12,925            12,200
1998            13,098                        11,930            10,510
1999            13,270                        14,077            14,440
2000            18,458                        17,353            18,730
2001            18,654                        15,243            12,529
2002            16,029                        13,850             9,943
2003            20,453                        19,623            14,393
2004            21,402                        22,045            15,277
2005            23,331                        25,330            17,338
2006            25,769                        29,811            20,094

                       Periods ended on October 31st

 *  Commencement of operations. Index comparisons begin on 10/31/96.

** If the Adviser and/or Fund's service providers had not limited certain expenses, the Fund's total return would have been lower.


     THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO
GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION
     OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME
REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES
 OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY
                             IN AN UNMANAGED INDEX.

   THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE
       FUND'SHOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS
                  ACTIVELY MANAGED AND SHOULDNOT BE CONSIDERED
                  RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

                  RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF
                   TAXES THAT A SHAREHOLDER WOULD PAY ON FUND
                     DISTRIBUTIONS OR THE REDEMPTION OF FUND
                                     SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 5.

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO


--------------------------------------------------------------------------------


Growth of a $10,000 Investment
------------------------------------------
       AVERAGE ANNUAL TOTAL RETURN**
     FOR PERIOD ENDED OCTOBER 31, 2006
------------------------------------------

  1 Year   3 Years   5 Years    10 Years
------------------------------------------
  11.15%    13.66%     13.45%     12.49%
------------------------------------------

[GRAPH OMITTED]


           RICE HALL JAMES        RUSSELL 2000          RUSSELL 2000
           MICRO CAP PORTFOLIO    INDEX                 GROWTH INDEX

10/31/96   $10,000                 $10,000              $10,000
1997       13,144                  12,933               12,117
1998       10,402                  11,400               10,195
1999       12,921                  13,096               13,180
2000       16,412                  15,376               15,310
2001       17,263                  13,423               10,488
2002       14,446                  11,870                8,225
2003       22,095                  17,017               12,055
2004       24,846                  19,013               12,722
2005       29,187                  21,309               14,110
2006       32,411                  25,567               16,518

                    Periods ended on October 31st

* If the Adviser and/or Fund's service providers had not limited certain expenses, the Fund's total return would have been lower.

     THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO
GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION
     OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME
REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES
 OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY
                             IN AN UNMANAGED INDEX.

   THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE
       FUND'SHOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS
                  ACTIVELY MANAGED AND SHOULDNOT BE CONSIDERED
                  RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

                  RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF
                   TAXES THAT A SHAREHOLDER WOULD PAY ON FUND
                     DISTRIBUTIONS OR THE REDEMPTION OF FUND
                                     SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 5.

THE ADVISORS' INNER CIRCLE FUND                            RHJ MID CAP PORTFOLIO
                                                           OCTOBER 31, 2006


--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS (UNAUDITED)+
--------------------------------------------------------------------------------

[GRAPH OMITTED]
18.0% Industrials
17.4% Cash Equivalents
14.8% Consumer Discretionary
12.1% Information Technology
 9.6% Financials
 9.2% Materials
 8.4% Energy
 8.4% Health Care
 2.1% Utilities

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
 COMMON STOCK -- 80.5%
--------------------------------------------------------------------------------
                                                         SHARES          VALUE
                                                        --------        -------

CONSUMER DISCRETIONARY -- 14.5%
   Autoliv ............................................     5,249   $   298,511
   Harrah's Entertainment .............................     3,223       239,565
   Polo Ralph Lauren ..................................     2,644       187,724
   Ross Stores ........................................     6,104       179,641
   Scientific Games, Cl A* ............................     5,996       168,068
   Weight Watchers International ......................     3,859       168,252
                                                                     ----------
                                                                      1,241,761
                                                                     ----------
ENERGY -- 8.2%
   Consol Energy ......................................     5,714       202,219
   National Oilwell Varco* ............................     4,018       242,687
   Noble ..............................................     3,654       256,145
                                                                     ----------
                                                                        701,051
                                                                     ----------
FINANCIALS -- 9.3%
   HCC Insurance Holdings .............................     7,057       237,539
   Mercury General ....................................     2,317       119,951
   Synovus Financial ..................................     7,513       220,732
   TCF Financial ......................................     8,617       224,300
                                                                     ----------
                                                                        802,522
                                                                     ----------
HEALTH CARE -- 8.1%
   Advanced Medical Optics* ...........................     4,110       167,894
   Medimmune* .........................................     7,153       229,182
   Pediatrix Medical Group* ...........................     3,841       172,576
   Universal Health Services, Cl B ....................     2,443       129,357
                                                                     ----------
                                                                        699,009
                                                                     ----------
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            RHJ MID CAP PORTFOLIO
                                                           OCTOBER 31, 2006


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES          VALUE
                                                        --------        -------

INDUSTRIALS -- 17.6%
   Allied Waste Industries* ...........................    17,266   $   209,782
   American Power Conversion ..........................     9,278       280,474
   Dover ..............................................     4,223       200,593
   Ryder System .......................................     3,203       168,638
   Southwest Airlines .................................    12,568       188,897
   Steelcase, Cl A ....................................     9,085       150,538
   Waste Management ...................................     8,306       311,309
                                                                     ----------
                                                                      1,510,231
                                                                     ----------
INFORMATION TECHNOLOGY -- 11.8%
   Alliance Data Systems* .............................     4,074       247,373
   Ceridian* ..........................................     5,452       128,504
   Flextronics International* .........................    17,733       205,703
   Kla-Tencor .........................................     5,404       265,715
   Sabre Holdings, Cl A ...............................     6,425       163,323
                                                                     ----------
                                                                      1,010,618
                                                                     ----------
MATERIALS -- 8.9%
   Cabot ..............................................     4,596       181,772
   International Flavors & Fragrances .................     6,273       266,477
   Nalco Holding* .....................................     8,444       170,822
   Owens-Illinois* ....................................     8,856       147,010
                                                                     ----------
                                                                        766,081
                                                                     ----------
UTILITIES -- 2.1%
   Covanta Holding* ...................................     8,704       176,952
                                                                     ----------
   Total Common Stock
    (Cost $6,295,969) .................................               6,908,225
                                                                     ----------







THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            RHJ MID CAP PORTFOLIO
                                                           OCTOBER 31, 2006


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS -- 17.0%
--------------------------------------------------------------------------------
                                                         SHARES          VALUE
                                                        --------        -------

CASH EQUIVALENTS -- 17.0%
   HighMark 100% U.S. Treasury Money Market Fund,
     Fiduciary Class,  4.55% (A) ......................    86,142    $   86,142
   HighMark Diversified Money Market Fund,
     Fiduciary Class, 4.98% (A) .......................   344,569       344,569
   HighMark U.S. Government Money Market Fund,
     Fiduciary Class, 4.93% (A) .......................   344,569       344,569
   Union Bank of California
     Money Market Fund, 4.46% (B) .....................   684,669       684,669
                                                                     ----------
   Total Short-Term Investments
     (Cost $1,459,949) ................................               1,459,949
                                                                     ----------
   Total Investments -- 97.5%
     (Cost $7,755,918) ................................              $8,368,174
                                                                     ==========


      Percentages are based on Net Assets of $8,578,593.
   *  Non-Income Producing Security
 (A)  Rate shown is the 7-day effective  yield as of October 31, 2006.
 (B)  Rate shown is the 7-day simple yield as of October 31, 2006.
  Cl  Class



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                      RHJ SMALL/MID CAP PORTFOLIO
                                                     OCTOBER 31, 2006


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS (UNAUDITED)+
--------------------------------------------------------------------------------

[GRAPH OMITTED]

22.5%  Industrials
21.5%  Information Technology
16.7%  Consumer Discretionary
13.6%  Financials
 9.5%  Health Care
 8.0%  Energy
 5.2%  Materials
 3.0%  Cash Equivalent

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
 COMMON STOCK -- 97.6%
--------------------------------------------------------------------------------

                                                         SHARES          VALUE
                                                        --------        -------

CONSUMER DISCRETIONARY -- 16.7%
   Bally Technologies* ................................    67,500   $ 1,339,875
   DeVry* .............................................    46,300     1,127,405
   Gemstar-TV Guide International* ....................   378,700     1,317,876
   Iconix Brand Group* ................................    98,500     1,836,040
   Nautilus ...........................................    79,000     1,116,270
   O'Reilly Automotive* ...............................    46,700     1,507,943
   Oakley .............................................    64,500     1,198,410
   Quiksilver* ........................................   117,800     1,643,310
   Sonic Automotive ...................................    78,600     2,067,180
                                                                    -----------
                                                                     13,154,309
                                                                    -----------
ENERGY -- 8.1%
   Hanover Compressor* ................................    72,900     1,350,108
   Tidewater ..........................................    28,600     1,422,278
   Universal Compression Holdings* ....................    31,000     1,868,060
   World Fuel Services ................................    39,900     1,716,498
                                                                    -----------
                                                                      6,356,944
                                                                    -----------
FINANCIALS -- 13.7%
   Advance America Cash Advance Centers ...............    98,800     1,481,012
   Annaly Capital Management ..........................    90,800     1,191,296
   East West Bancorp ..................................    38,754     1,414,908
   HCC Insurance Holdings .............................    61,200     2,059,992
   IPC Holdings .......................................    63,800     1,916,552
   Mercury General ....................................    29,200     1,511,684
   South Financial Group ..............................    45,700     1,212,421
                                                                    -----------
                                                                     10,787,865
                                                                    -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                      RHJ SMALL/MID CAP PORTFOLIO
                                                     OCTOBER 31, 2006


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES          VALUE
                                                        --------        -------

HEALTH CARE -- 9.6%
   Analogic ...........................................    15,600   $   870,636
   Cooper .............................................    20,300     1,169,889
   Kendle International* ..............................    20,971       726,016
   Per-Se Technologies* ...............................    38,600       944,928
   PerkinElmer ........................................    68,900     1,471,704
   SurModics* .........................................    37,400     1,305,260
   Universal Health Services, Cl B ....................    19,400     1,027,230
                                                                    -----------
                                                                      7,515,663
                                                                    -----------
INDUSTRIALS -- 22.6%
   AAR* ...............................................    71,000     1,848,840
   ACCO Brands* .......................................    26,943       654,715
   Actuant, Cl A ......................................    31,000     1,591,540
   Allied Waste Industries* ...........................   111,500     1,354,725
   CRA International* .................................    25,900     1,316,497
   Dollar Thrifty Automotive Group* ...................    46,300     1,859,408
   EnerSys* ...........................................    58,600     1,033,118
   ESCO Technologies* .................................    23,000       998,660
   JetBlue Airways* ...................................    88,000     1,105,280
   Navigant Consulting* ...............................    74,700     1,330,407
   Power-One* .........................................   113,528       776,532
   Shaw Group* ........................................    56,300     1,495,328
   Toro ...............................................    34,000     1,467,440
   Triumph Group ......................................    19,190       923,998
                                                                    -----------
                                                                     17,756,488
                                                                    -----------
INFORMATION TECHNOLOGY -- 21.7%
   Andrew* ............................................   172,800     1,600,128
   Cogent* ............................................    92,800     1,067,200
   Coherent* ..........................................    46,200     1,489,026
   Comtech Group* .....................................    66,800     1,127,584
   Essex* .............................................    42,300       832,464
   Gartner* ...........................................    67,800     1,261,080
   j2 Global Communications* ..........................    42,600     1,168,944
   Micros Systems* ....................................    28,600     1,420,848
   Polycom* ...........................................    52,400     1,435,760
   RF Micro Devices* ..................................   165,900     1,211,070


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                      RHJ SMALL/MID CAP PORTFOLIO
                                                     OCTOBER 31, 2006


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES          VALUE
                                                        --------        -------

INFORMATION TECHNOLOGY -- (CONTINUED)
   SPSS* ..............................................    61,200   $ 1,693,404
   Transaction Systems Architects* ....................    41,900     1,412,449
   Wright Express* ....................................    47,100     1,289,127
                                                                    -----------
                                                                     17,009,084
                                                                    -----------
MATERIALS -- 5.2%
   Aventine Renewable Energy Holdings* ................    31,616       777,754
   International Flavors & Fragrances .................    46,100     1,958,328
   Valspar ............................................    50,500     1,352,895
                                                                    -----------
                                                                      4,088,977
                                                                    -----------
   Total Common Stock
      (Cost $69,455,134) ..............................              76,669,330
                                                                    -----------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 3.0%
--------------------------------------------------------------------------------
CASH EQUIVALENT (A) -- 3.0%
   HighMark Diversified Money Market Fund,
      Fiduciary Class, 4.98%
      (Cost $2,385,455) ............................... 2,385,455     2,385,455
                                                                    -----------
   Total Investments -- 100.6%
      (Cost $71,840,589) ..............................             $79,054,785
                                                                    ===========
     Percentages are based on Net Assets of $78,562,716.
   * Non-Income Producing Security
 (A) Rate shown is the 7-day effective yield as of October 31, 2006.
  Cl Class






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                         RHJ MICRO CAP PORTFOLIO
                                                        OCTOBER 31, 2006


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS (UNAUDITED)+
--------------------------------------------------------------------------------

29.5%  Information Technology
18.2%  Industrials
17.8%  Consumer Discretionary
14.8%  Health Care
 8.9%  Financials
 6.2%  Energy
 2.9%  Cash Equivalent
 1.0%  Consumer Staples
 0.7%  Telecommunication Services
 0.0%  Rights

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
 SUMMARY SCHEDULE OF INVESTMENTS
 COMMON STOCK -- 95.4%**
--------------------------------------------------------------------------------
                                                % OF
                                              NET ASSETS   SHARES      VALUE
                                             -----------  --------    --------


CONSUMER DISCRETIONARY -- 17.5%
   AFC Enterprises*.........................       1.3%   156,400 $  2,549,320
   Charles & Colvard........................       1.5    335,800    2,998,694
   Conn's*..................................       1.1     92,600    2,224,252
   Cost Plus*...............................       1.1    178,900    2,137,855
   dELiA*s*.................................       1.1    249,000    2,260,920
   HOT Topic*...............................       1.3    255,400    2,582,094
   Progressive Gaming International*........       1.1    282,000    2,154,480
   Trump Entertainment Resorts*.............       1.1    109,200    2,220,036
   Unifirst.................................       2.2    121,900    4,394,495
   West Marine*.............................       1.3    149,100    2,522,772
   Other Securities.........................       4.4               8,676,101
                                                                  ------------
                                                                    34,721,019
                                                                  ------------
CONSUMER STAPLES -- 1.0%
   Darling International*...................       1.0    469,000    2,007,320
                                                                  ------------
ENERGY -- 6.1%
   Edge Petroleum*..........................       2.0    215,122    3,917,372
   GMX Resources*...........................       1.6     79,300    3,116,490
   Petroquest Energy*.......................       2.5    440,600    5,014,028
                                                                  ------------
                                                                    12,047,890
                                                                  ------------
FINANCIALS -- 8.7%
   Bancorp*.................................       1.0     86,500    2,080,325
   IBERIABANK...............................       1.1     37,000    2,177,080
   MFA Mortgage Investments.................       1.5    384,483    3,045,105


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                         RHJ MICRO CAP PORTFOLIO
                                                        OCTOBER 31, 2006


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                % OF
                                              NET ASSETS   SHARES      VALUE
                                             -----------  --------    --------


FINANCIALS -- (CONTINUED)
   Superior Bancorp*........................       1.1%   194,625 $  2,123,359
   Other Securities.........................       4.0               7,849,422
                                                                  ------------
                                                                    17,275,291
                                                                  ------------
HEALTH CARE -- 14.6%
   Akorn*...................................       1.1    506,769    2,219,648
   AMN Healthcare Services*.................       1.1     83,900    2,121,831
   Emergency Medical Services, Cl A*........       1.5    157,700    2,870,140
   Kendle International*....................       1.2     68,900    2,385,318
   Natus Medical*...........................       1.2    142,500    2,366,925
   NovaMed*.................................       1.1    284,300    2,174,895
   Providence Service*......................       1.3     96,400    2,650,036
   Other Securities.........................       6.1              12,157,067
                                                                  ------------
                                                                    28,945,860
                                                                  ------------
INDUSTRIALS -- 17.8%
   Apogee Enterprises.......................       2.2    269,105    4,329,900
   CRA International*.......................       1.1     42,800    2,175,524
   Gehl*....................................       1.1     75,400    2,151,916
   Healthcare Services Group................       1.4    101,700    2,764,206
   Home Solutions of America*...............       1.4    468,200    2,743,652
   KVH Industries*..........................       1.9    340,600    3,719,352
   LECG*....................................       1.6    167,100    3,290,199
   Standard Parking*........................       1.3     75,300    2,618,181
   Titan International......................       1.4    153,700    2,840,376
   Other Securities.........................       4.4               8,745,634
                                                                  ------------
                                                                    35,378,940
                                                                  ------------
INFORMATION TECHNOLOGY -- 29.0%
   Bankrate*................................       1.1     68,300    2,182,185
   Cbeyond*.................................       1.1     71,100    2,157,174
   Comtech Group*...........................       1.8    204,800    3,457,024
   CTS......................................       1.2    167,800    2,369,336
   eCollege.com*............................       1.2    137,400    2,377,020
   Essex*...................................       1.7    166,300    3,272,784
   Genesis Microchip*.......................       1.3    258,500    2,649,625
   HMS Holdings*............................       1.8    255,800    3,514,692
   LoJack*..................................       1.0    100,900    2,013,964
   NAM TAI Electronics......................       1.2    157,200    2,450,748
   Phase Forward*...........................       1.7    240,400    3,336,752


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                         RHJ MICRO CAP PORTFOLIO
                                                        OCTOBER 31, 2006


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                % OF
                                              NET ASSETS   SHARES      VALUE
                                             -----------  --------    --------

INFORMATION TECHNOLOGY -- (CONTINUED)
   Seachange International*.................       1.9%  452,700  $  3,798,153
   Sigma Designs*...........................       1.3   126,500     2,656,500
   SPSS*....................................       1.2    84,500     2,338,115
   Tyler Technologies*......................       1.4   199,600     2,832,324
   Vasco Data Security International*.......       2.4   409,900     4,750,741
   Other Securities.........................       5.7              11,290,669
                                                                  ------------
                                                                    57,447,806
                                                                  ------------
TELECOMMUNICATION SERVICES -- 0.7%
   Other Securities ........................       0.7               1,448,566
                                                                  ------------
   Total Common Stock
     (Cost $160,972,790)....................                       189,272,692
                                                                  ------------

--------------------------------------------------------------------------------
RIGHTS -- 0.0%
--------------------------------------------------------------------------------
   Other Securities (A)
     (Cost $0) ..............................      0.0    62,600        14,398
                                                                  ------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.9%
--------------------------------------------------------------------------------
CASH EQUIVALENT (B) -- 2.9%
   HighMark Diversified Money Market Fund,
      Fiduciary Class, 4.98%
      (Cost $5,656,332) ....................       2.9 5,656,332     5,656,332
                                                                  ------------
   Total Investments -- 98.3%
      (Cost $166,629,122) ..................                      $194,943,422
                                                                  ============

      Percentages are based on Net Assets of $198,399,490.
   *  Non-Income Producing Security
  ** More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A) Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such security as of October 31, 2006 was $14,398 and represented 0.01% of Net Assets.
 (B)  Rate shown is the 7-day effective yield as of October 31, 2006.
  Cl  Class




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2006


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                    MID CAP     SMALL/MID CAP   MICRO CAP
                                                   PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                  -----------   -------------  -----------

ASSETS:
Investments at Value
  (Cost $7,755,918, $71,840,589 and
  $166,629,122 respectively) ................     $8,368,174    $79,054,785   $194,943,422
Receivable for Investment Securities Sold            204,096      1,714,525      4,216,551
Dividends and Interest Receivable............          7,009         21,419         78,922
Receivable for Capital Shares Sold...........            778          8,651        161,557
Receivable due from Investment Adviser                   397             --             --
Prepaid Expenses.............................          8,242             --             --
                                                  ----------    -----------   ------------
   TOTAL ASSETS..............................      8,588,696     80,799,380    199,400,452
                                                  ----------    -----------   ------------
LIABILITIES:
Payable for Capital Shares Redeemed..........             --      1,362,752        322,537
Payable for Investment Securities Purchased .             --        761,322        389,826
Payable Due to Distributor ..................          1,736             --             --
Payable Due to Administrator.................            811          9,130         19,500
Payable Due to Investment Adviser............             --         62,507        125,158
Payable Due to Trustees......................            181          2,170          4,509
Chief Compliance Officer Fees Payable........            106            596            912
Other Accrued Expenses ......................          7,269         38,187        138,520
                                                  ----------    -----------   ------------
   TOTAL LIABILITIES.........................         10,103      2,236,664      1,000,962
                                                  ----------    -----------   ------------
NET ASSETS...................................     $8,578,593    $78,562,716   $198,399,490
                                                  ==========    ===========   ============
NET ASSETS CONSIST OF:
Paid-in Capital..............................     $7,516,607    $53,462,577   $156,099,054
Undistributed Net Investment Income..........          3,265             --             --
Accumulated Net Realized Gain on
  Investments ...............................        446,465     17,885,943     13,986,136
Net Unrealized Appreciation on Investments ..        612,256      7,214,196     28,314,300
                                                  ----------    -----------   ------------
NET ASSETS -- 100.0%.........................     $8,578,593    $78,562,716   $198,399,490
                                                  ==========    ===========   ============
INSTITUTIONAL CLASS SHARES:
  Outstanding Shares of Beneficial Interest
    (unlimited authorization -- no par value)             --      5,220,450      9,604,447
                                                  ==========    ===========   ============
INVESTOR CLASS SHARES:
  Outstanding Shares of Beneficial Interest
    (unlimited authorization -- no par value)        635,124             --             --
                                                  ==========    ===========   ============
NET ASSET VALUE, Offering and Redemption
  Price Per Share -- Institutional Class ....     $       --    $     15.05   $      20.66
                                                  ==========    ===========   ============
NET ASSET VALUE, Offering and Redemption
  Price Per Share -- Investor Class .........     $    13.51    $        --   $         --
                                                  ==========    ===========   ============



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               RHJ FUNDS
                                                              FOR THE YEAR ENDED
                                                              OCTOBER 31, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                                             MID CAP   SMALL/MID CAP  MICRO CAP
                                            PORTFOLIO    PORTFOLIO    PORTFOLIO
                                           ----------  ------------- -----------
INVESTMENT INCOME
Dividends...............................   $ 88,303    $  937,736   $ 1,031,313
Less: Foreign Taxes Withheld............        (39)           --            --
                                           --------   -----------   -----------
   TOTAL INCOME.........................     88,264       937,736     1,031,313
                                           --------   -----------   -----------
EXPENSES
Investment Advisory Fees................     54,705       995,513     1,495,199
Distribution Fees.......................     15,196            --            --
Administration Fees.....................      7,023       143,101       229,754
Chief Compliance Officer Fees(1)........        746         4,300        10,264
Trustees' Fees..........................        408         5,590        11,177
Transfer Agent Fees.....................     27,102        58,348        78,547
Registration and Filing Fees............     16,792        18,330        20,730
Printing Fees...........................      2,486        24,720        46,428
Audit Fees..............................      1,396        17,143        36,597
Custodian Fees..........................        565        11,244        16,313
Legal Fees..............................         --        29,201        47,794
Shareholder Servicing Fees..............         --        18,893       383,503
Other Expenses..........................     (1,132)        7,192         9,415
                                           --------   -----------   -----------
   EXPENSES BEFORE EXPENSE WAIVER
     AND FEES PAID INDIRECTLY ..........    125,287     1,333,575     2,385,721

Less:
Waiver of Investment Advisory Fees......    (39,928)           --            --
Fees Paid Indirectly(2).................       (360)      (83,550)       (4,890)
                                           --------   -----------   -----------
   NET EXPENSES AFTER EXPENSE WAIVER
     AND FEES PAID INDIRECTLY ..........     84,999     1,250,025     2,380,831
                                           --------   -----------   -----------
NET INVESTMENT INCOME (LOSS)............      3,265      (312,289)   (1,349,518)
                                           --------   -----------   -----------
NET REALIZED GAIN ON INVESTMENTS........    473,741    28,139,303    14,150,605
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS .......    374,963   (13,409,923)    7,397,636
                                           --------   -----------   -----------
TOTAL NET GAIN ON INVESTMENTS...........    848,704    14,729,380    21,548,241
                                           --------   -----------   -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...........   $851,969   $14,417,091   $20,198,723
                                           ========   ===========   ===========

(1) See Note 3 in Notes to Financial Statements.
(2) See Note 4 in Notes to Financial Statements.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            RHJ MID CAP PORTFOLIO



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      YEAR ENDED     YEAR ENDED
                                                      OCTOBER 31,    OCTOBER 31,
                                                         2006           2005
                                                      ----------     ----------
OPERATIONS:
   Net Investment Income (Loss)..................     $    3,265     $  (10,976)
   Net Realized Gain on Investments..............        473,741        111,409
   Net Change in Unrealized Appreciation
     on Investments .............................        374,963        161,933
                                                      ----------     ----------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ..................        851,969        262,366
                                                      ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income.........................             --        (12,889)
   Net Realized Gain.............................       (113,029)        (2,453)
                                                      ----------     ----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS.............       (113,029)       (15,342)
                                                      ----------     ----------

CAPITAL SHARE TRANSACTIONS:
   Issued........................................      4,569,948      1,437,241
   Reinvestment of Distributions.................        112,970         15,342
   Redeemed......................................       (281,725)       (84,942)
                                                      ----------     ----------
   NET INCREASE IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS .................      4,401,193      1,367,641
                                                      ----------     ----------
   TOTAL INCREASE IN NET ASSETS..................      5,140,133      1,614,665

NET ASSETS:
   Beginning of Year.............................      3,438,460      1,823,795
                                                      ----------     ----------
   End of Year...................................     $8,578,593     $3,438,460
                                                      ==========     ==========
Undistributed Net Investment Income/(Distributions
   in Excess of Net Investment Income) ..........     $    3,265     $  (25,649)
                                                      ==========     ==========

SHARES ISSUED AND REDEEMED:
   Issued........................................        355,949        125,104
   Reinvestment of Distributions.................          9,283          1,372
   Redeemed......................................        (22,502)        (7,246)
                                                      ----------     ----------
   NET INCREASE FROM SHARES OUTSTANDING FROM
     SHARE TRANSACTIONS .........................        342,730        119,230
                                                      ==========     ==========



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                      RHJ SMALL/MID CAP PORTFOLIO



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                    YEAR ENDED      YEAR ENDED
                                                    OCTOBER 31,     OCTOBER 31,
                                                       2006            2005
                                                   -------------   ------------
OPERATIONS:
   Net Investment Loss...........................  $    (312,289)  $   (381,445)
   Net Realized Gain on Investments..............     28,139,303     16,890,822
   Net Change in Unrealized Depreciation
     on Investments .............................    (13,409,923)    (1,591,821)
                                                   -------------   ------------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ..................     14,417,091     14,917,556
                                                   -------------   ------------
DISTRIBUTIONS:
   Net Realized Gain.............................    (16,916,063)            --
                                                   -------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Issued........................................      9,656,815     45,506,385
   Reinvestment of Distributions.................     13,778,003             --
   Redeemed......................................   (103,138,150)   (65,563,228)
                                                   -------------   ------------
   NET DECREASE IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS .................    (79,703,332)   (20,056,843)
                                                   -------------   ------------
   TOTAL DECREASE IN NET ASSETS..................    (82,202,304)    (5,139,287)

NET ASSETS:
   Beginning of Year.............................    160,765,020    165,904,307
                                                   -------------   ------------
   End of Year...................................  $  78,562,716   $160,765,020
                                                   =============   ============
Undistributed Net Investment Income..............  $          --   $         --
                                                   =============   ============
SHARES ISSUED AND REDEEMED:
   Issued........................................        660,106      3,048,000
   Reinvestment of Distributions.................        967,556             --
   Redeemed......................................     (6,955,265)    (4,365,698)
                                                   -------------   ------------
   NET DECREASE IN SHARES OUTSTANDING
     FROM SHARE TRANSACTIONS ....................     (5,327,603)    (1,317,698)
                                                   =============   ============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                    YEAR ENDED      YEAR ENDED
                                                    OCTOBER 31,     OCTOBER 31,
                                                       2006            2005
                                                   -------------   ------------
OPERATIONS:
   Net Investment Loss...........................   $ (1,349,518)  $ (1,490,700)
   Net Realized Gain on Investments..............     14,150,605     30,781,508
   Net Change in Unrealized Appreciation
     on Investments .............................      7,397,636        333,230
                                                    ------------   ------------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ..................     20,198,723     29,624,038
                                                    ------------   ------------
DISTRIBUTIONS:
   Net Realized Gain.............................    (29,307,463)   (19,534,181)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Issued........................................     34,614,497     46,192,271
   Reinvestment of Distributions.................     28,538,058     19,290,797
   Redemption Fees(1)............................         57,811          9,540
   Redeemed......................................    (48,070,977)   (54,764,980)
                                                    ------------   ------------
   NET INCREASE IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS .................     15,139,389     10,727,628
                                                    ------------   ------------
   TOTAL INCREASE IN NET ASSETS..................      6,030,649     20,817,485

NET ASSETS:
   Beginning of Year.............................    192,368,841    171,551,356
                                                    ------------   ------------
   End of Year..................................    $198,399,490   $192,368,841
                                                    ============   ============
Undistributed Net Investment Income..............   $         --   $         --
                                                    ============   ============
SHARE ISSUED AND REDEEMED:
   Issued........................................      1,700,080      2,216,003
   Reinvestment of Distributions.................      1,462,740        956,884
   Redeemed......................................     (2,393,828)    (2,633,050)
                                                    ------------   ------------
   NET INCREASE IN SHARES OUTSTANDING FROM
     SHARE TRANSACTIONS .........................        768,992        539,837
                                                    ============   ============




(1) See Note 2 in Notes to Financial Statements.






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            RHJ MID CAP PORTFOLIO



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                           SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR ENDED   YEAR ENDED  PERIOD ENDED
                                           OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
                                              2006         2005         2004*
                                           ----------   ----------  ------------
Net Asset Value, Beginning of Period......  $11.76       $10.53       $10.00
                                            ------       ------       ------
Income (Loss) from Investment Operations:
   Net Investment Income (Loss) ..........    0.01(1)     (0.05)(1)    (0.01)(1)
   Net Realized and Unrealized  Gain......    2.07         1.37         0.54
                                            ------       ------       ------
   Total from Investment Operations ......    2.08         1.32         0.53
                                            ------       ------       ------
Dividends and Distributions:
   Net Investment Income..................      --        (0.07)          --
   Net Realized Gain......................   (0.33)       (0.02)          --
                                            ------       ------       ------
   Total Dividends and Distributions .....   (0.33)       (0.09)          --
                                            ------       ------       ------
   Net Asset Value, End of Period ........  $13.51       $11.76       $10.53
                                            ======       ======       ======
   TOTAL RETURN+..........................   18.01%       12.55%        5.30%
                                            ======       ======       ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).....  $8,579       $3,438       $1,824
Ratio of Net Expenses to Average Net Assets   1.40%(2)     1.41%(2)     1.40%**
Ratio of Expenses to Average Net Assets
   (Excluding Waivers, Reimbursements
   and Fees Paid Indirectly) .............    2.06%        4.39%        8.48%**
Ratio of Net Investment Income (Loss) to
   Average Net Assets ....................    0.05%       (0.43)%      (0.51)%**
Portfolio Turnover Rate...................      72%          50%           5%


  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
    RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES NOT BEEN WAIVED AND EXPENSES ASSUMED BY THE ADVISER DURING THE PERIOD.
  * FUND COMMENCED OPERATIONS ON JULY 30, 2004.
 ** ANNUALIZED.
(1) PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.
(2) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.40%.


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                      RHJ SMALL/MID CAP PORTFOLIO



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                     SELECTED PER SHARE DATA & RATIOS
                              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                          YEARS ENDED OCTOBER 31,
                            --------------------------------------------------

                             2006       2005       2004       2003      2002(1)
                            -------   --------   --------   --------   -------
Net Asset Value,
   Beginning of Year ...... $ 15.24   $  13.98   $  13.36   $  10.47   $ 12.36
                            -------   --------   --------   --------   -------
Income (Loss) from
   Investment Operations:
   Net Investment Loss.....   (0.04)(2)  (0.03)(2)  (0.06)(2)  (0.04)    (0.04)
   Net Realized and
     Unrealized Gain (Loss)    1.54       1.29       0.68       2.93     (1.66)
                            -------   --------   --------   --------   -------
   Total from Investment
     Operations ...........    1.50       1.26       0.62       2.89     (1.70)
                            -------   --------   --------   --------   -------
Distributions:
   Net Realized Gain.......   (1.69)        --         --         --     (0.19)
                            -------   --------   --------   --------   -------
   Net Asset Value,
     End of Year            $ 15.05   $  15.24   $  13.98     $13.36   $ 10.47
                            =======   ========   ========   ========   =======
   TOTAL RETURN+...........   10.45%      9.01%      4.64%     27.60%   (14.07)%
                            =======   ========   ========   ========   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year
   (Thousands) ............ $78,563   $160,765   $165,904   $146,625   $81,354
Ratio of Expenses to
   Average Net Assets .....    1.00%      1.05%      1.00%      1.00%     1.22%
Ratio of Expenses to
   Average Net Assets
   (Excluding Fees Paid
   Indirectly) ............    1.07%      1.08%      1.04%      1.02%     1.22%
Ratio of Net Investment
   Loss to Average Net Assets (0.25)%    (0.22)%    (0.42)%    (0.38)%   (0.48)%
Portfolio Turnover Rate....      83%        61%        64%        58%       64%

+ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1) ON JUNE 24, 2002, THE ADVISORS' INNER CIRCLE FUND'S RICE HALL JAMES SMALL/MID CAP PORTFOLIO ACQUIRED THE ASSETS AND LIABILITIES OF THE UAM RICE HALL JAMES SMALL/MID CAP PORTFOLIO, A SERIES OF THE UAM FUNDS, INC. THE OPERATIONS OF THE ADVISORS' INNER CIRCLE FUND'S RICE HALL JAMES SMALL/MID CAP PORTFOLIO PRIOR TO THE ACQUISITION WERE THOSE OF THE PREDECESSOR FUND, THE UAM RICE HALL JAMES SMALL/MID CAP PORTFOLIO.
(2) PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                     SELECTED PER SHARE DATA & RATIOS
                              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                          YEARS ENDED OCTOBER 31,
                           ---------------------------------------------------

                             2006       2005       2004       2003      2002(1)
                           --------   --------   --------   --------   -------

Net Asset Value,
   Beginning of Year       $  21.77   $  20.68   $  18.92   $  12.37   $ 15.57
                           --------   --------   --------   --------   -------
Income (Loss) from
   Investment Operations:
   Net Investment Loss.....   (0.14)(2)  (0.16)(2)  (0.16)(2)  (0.12)    (0.13)
   Net Realized and
     Unrealized Gain (Loss)    2.37       3.59       2.47       6.67     (2.22)
                           --------   --------   --------   --------   -------
   Total from Investment
     Operations ..........     2.23       3.43       2.31       6.55     (2.35)
                           --------   --------   --------   --------   -------
   Redemption Fees........       --*        --*        --*        --        --
                           --------   --------   --------   --------   -------
Distributions:
   Net Realized Gain......    (3.34)     (2.34)     (0.55)        --     (0.85)
                           --------   --------   --------   --------   -------
   Net Asset Value,
     End of Year ......... $  20.66   $  21.77   $  20.68   $  18.92   $ 12.37
                           ========   ========   ========   ========   =======
   TOTAL RETURN+..........    11.15%     17.47%     12.45%     52.95%   (16.32)%
                           ========   ========   ========   ========   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year
   (Thousands) ........... $198,399   $192,369   $171,551   $128,958   $66,757
Ratio of Expenses
   to Average Net Assets .     1.19%      1.18%      1.12%      1.13%     1.20%
Ratio of Expenses to
   Average Net Assets
   (Excluding Fees Paid
   Indirectly) ...........     1.20%      1.18%      1.12%      1.13%     1.20%
Ratio of Net Investment Loss
   to Average Net Assets .    (0.68)%    (0.79)%    (0.79)%    (0.89)%   (0.83)%
Portfolio Turnover Rate...      114%        99%       106%       121%      125%

  * VALUE IS LESS THAN $0.01 PER SHARE.
  + RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD
    PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1) ON JUNE 24, 2002, THE ADVISORS' INNER CIRCLE FUND'S RICE HALL JAMES MICRO CAP PORTFOLIO ACQUIRED THE ASSETS AND LIABILITIES OF THE UAM RICE HALL JAMES MICRO CAP PORTFOLIO, A SERIES OF THE UAM FUNDS, INC. THE OPERATIONS OF THE ADVISORS' INNER CIRCLE FUND'S RICE HALL JAMES MICRO CAP PORTFOLIO PRIOR TO THEACQUISITION WERE THOSE OF THE PREDECESSOR FUND, THE UAM RICE HALL JAMES SMALL CAP PORTFOLIO.
(2) PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION:

The Advisors' Inner Circle Fund (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with 36 funds. The financial statements herein are those of the Rice Hall James Mid Cap Portfolio ("Mid Cap"), Rice Hall James Small/Mid Cap Portfolio ("Small/Mid Cap"), and Rice Hall James Micro Cap Portfolio ("Micro Cap") (each a "Fund" and collectively the "Funds"). The investment objective of the Rice Hall James Mid Cap Portfolio is maximum capital appreciation. The Rice Hall James Mid Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. mid cap companies with market capitalizations between $2 billion and $13.7 billion. The investment objective of the Rice Hall James Small/Mid Cap Portfolio is maximum capital appreciation. The Rice Hall James Small/Mid Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. small and mid cap companies with market capitalizations between $250 million and $4.5 billion. The investment objective of the Rice Hall James Micro Cap Portfolio is maximum capital appreciation. The Rice Hall James Micro Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. micro cap companies with market capitalizations between $50 million and $500 million. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held.

The Rice Hall James Micro Cap Portfolio was closed to new investors as of August 31, 2004.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------

     or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

     REDEMPTION FEES -- The Rice Hall James Micro Cap Portfolio imposes a 2.00% redemption fee on the value of Institutional Class shares redeemed less than 90 days from the date of purchase. The redemption fee is recorded as an increase to paid-in capital. The Rice Hall James Micro Cap Portfolio imposed redemption fees of $57,811 for the year ended October 31, 2006.

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer ("CCO") and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, SHAREHOLDER SERVICING, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one fund, $250,000 for two funds, $350,000 for three funds, plus $75,000 per additional fund, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Funds' average daily net assets.

The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Plan provides that Investor Class shares of the Rice Hall James Mid Cap Portfolio will pay the Distributor a fee not to exceed 0.25% of the Rice Hall James Mid Cap Portfolio's average daily net assets attributable to Investor Class shares from which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares.

The Rice Hall James Small/Mid Cap Portfolio directs certain fund trades to the Distributor, via a network of executing brokers, who pay a portion of the Fund's expenses. Under this arrangement, the Fund had expenses reduced by $80,330, which was used to pay administration expenses. These amounts are labeled as "Fees Paid Indirectly" on the Statement of Operations.

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Funds that are serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds' transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Rice Hall James & Associates, LLC (the "Adviser"). These fees are disclosed on the Statement of Operations as Shareholder Servicing fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2006, the Rice Hall James Mid Cap Portfolio, Rice Hall James Small/Mid Cap Portfolio and the Rice Hall James Micro Cap Portfolio earned credits of $360, $3,220 and $4,890, respectively, which were used to offset transfer agent expenses. These amounts are labeled as "Fees Paid Indirectly" on the Statement of Operations.

Union Bank of California, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENTS:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. For its services, the Rice Hall James Mid Cap Portfolio pays the adviser an annual fee of 0.90% on the first $250 million, 0.80% on the next $250 million and 0.70% for amounts over $500 million, based on the Fund's average daily net assets. The Rice Hall James Small/Mid Cap Portfolio and the Rice Hall James Micro Cap Portfolio have a fee calculated at an annual rate of 0.80% and 0.75% of each Fund's average daily net assets, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Rice Hall James Mid Cap Portfolio's, Rice Hall James Small/Mid Cap Portfolio's and the Rice Hall James Micro Cap Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40%, 1.25% and 1.40% of average daily net assets, respectively.

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------
6. INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from security sales, other than long- term U.S. Government securities and short-term securities for the year ended October 31, 2006, are as followed:


RHJ FUND                             PURCHASES                  SALES
----------------                   ------------             ------------
Mid Cap                            $  6,838,945             $  4,007,188
Small/Mid Cap                       100,055,481              194,898,070
Micro Cap                           211,992,411              226,707,316

There were no purchases or sales of long-term U.S. Government Securities.

7. FEDERAL TAX INFORMATION:

It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income/(loss), accumulated net realized gain/(loss) or paid-in capital as appropriate, in the period that the difference arises. These differences are primarily due to REIT adjustments, distribution reclassifications and net operating loss.

Permanent book and tax basis differences relating to net operating losses resulted in reclassification for the year ended October 31, 2006 were as follows:

                                           UNDISTRIBUTED          ACCUMULATED
                           PAID-IN        NET INVESTMENT         NET REALIZED
RHJ FUND                   CAPITAL            INCOME                 LOSS
--------                  ---------      ----------------       -------------
Mid Cap                  $       --          $   25,649        $    (25,649)
Small/Mid Cap             9,817,941             312,289         (10,130,230)
Micro Cap                (1,284,111)          1,349,518             (65,407)

These reclassifications had no impact on the net assets or net asset value of the Funds.

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------

The tax character of dividends and distributions paid during the last two years was as follows:


                               ORDINARY           LONG-TERM
RHJ FUND                        INCOME           CAPITAL GAIN          TOTAL
--------                     -------------      --------------       ---------

Mid Cap              2006    $     96,589          $   16,440        $  113,029
                     2005          15,342                  --            15,342

Small/Mid Cap        2006              --          16,916,063        16,916,063
                     2005              --                  --                --

Micro Cap            2006       7,517,881          21,789,582        29,307,463
                     2005      10,906,940           8,627,241        19,534,181

As of October 31, 2006, the components of Distributable Earnings on a tax basis were as follows:


                UNDISTRIBUTED    UNDISTRIBUTED                        TOTAL
                  ORDINARY         LONG-TERM      UNREALIZED     DISTRIBUTABLE
RHJ FUND            INCOME       CAPITAL GAIN    APPRECIATION      EARNINGS
--------        -------------   --------------   ------------   ---------------
Mid Cap          $  235,000     $    214,730     $   612,256      $ 1,061,986
Small/Mid Cap            --       17,981,285       7,118,854       25,100,139
Micro Cap                --       13,998,216      28,302,220       42,300,436


The  Federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation on investments, held by the Funds at October 31, 2006, were as follows:


                     FEDERAL       APPRECIATED     DEPRECIATED    NET UNREALIZED
RHJ FUND            TAX COST       SECURITIES      SECURITIES      APPRECIATION
--------        --------------   --------------  ------------    --------------
Mid Cap          $  7,755,918     $   758,875    $  (146,619)     $   612,256
Small/Mid Cap      71,935,931       8,981,616     (1,862,762)       7,118,854
Micro Cap         166,641,202      33,653,724     (5,351,504)      28,302,220

8. OTHER:

At October 31, 2006, the percentage of total shares outstanding held by shareholders for each Fund, which were comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:


                                                       NO. OF             %
RHJ FUND                                            SHAREHOLDERS      OWNERSHIP
--------                                            ------------      ---------
Mid Cap............................................       2              26%
Small/Mid Cap......................................       2              26%
Micro Cap..........................................       2              70%

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (the "FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As of October 31, 2006, the Funds have not completed their evaluation of the impact, if any, that will result from the adoption of FIN 48.


In September 2006, the FASB issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS ("SFAS") NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of
The Advisors' Inner Circle Fund and Shareholders  of
Rice Hall James Mid Cap Portfolio
Rice Hall James Small/Mid Cap Portfolio
Rice Hall James Micro Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments of Rice Hall James Mid Cap Portfolio and Rice Hall James Small/Mid Cap Portfolio and the summary schedule of investments of Rice Hall James Micro Cap Portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rice Hall James Mid Cap Portfolio, Rice Hall James Small/Mid Cap Portfolio and Rice Hall James Micro Cap Portfolio (three of the portfolios constituting The Advisors' Inner Circle Fund, hereafter referred to as the "Trust") at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2006

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 DISCLOSURE OF FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways.

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 DISCLOSURE OF FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

                            BEGINNING         ENDING                    EXPENSES
                             ACCOUNT         ACCOUNT      ANNUALIZED      PAID
                              VALUE           VALUE        EXPENSE       DURING
                            05/01/06         10/31/06       RATIOS       PERIOD*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Mid Cap                   $1,000.00        $1,015.80          1.40%      $7.11
Small/Mid Cap              1,000.00           969.70          0.99        4.92
Micro Cap                  1,000.00           973.60          1.22        6.07
HYPOTHETICAL 5% RETURN
Mid Cap                   $1,000.00        $1,018.15          1.40%      $7.12
Small/Mid Cap              1,000.00         1,020.21          0.99        5.04
Micro Cap                  1,000.00         1,019.06          1.22        6.21
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average accountvalue over the period, multiplied by 184/365 (to reflect the one half year period shown).

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may


                                                                 TERM OF
                                   POSITION(S)                  OFFICE AND
    NAME, ADDRESS,                 HELD WITH                    LENGTH OF
        AGE 1                      THE TRUST                  TIME SERVED 2
--------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS
-------------
ROBERT A. NESHER                    Chairman                   (Since 1991)
60 yrs. old                       of the Board
                                  of Trustees










--------------------------------------------------------------------------------
1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
3 Directorships of companies required to report to the Securities and Exchange
  Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------



be deemed to be "interested" persons of the Fund as that term is defined inthe 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional informationabout the Trustees and Officers. The SAI may be obtained without charge bycalling 1-866-474-5669. The following chart lists Trustees and Officers as of November 15, 2006.


                                                         Number of
                                                        Portfolios
                                                    in The Advisors'
                                                    Inner Circle Fund
Principal Occupation(s)                                 Overseen by                    Other Directorships
  During Past 5 Years                                   Board Member                 Held by Board Member 3
-------------------------------------------------------------------------------------------------------------------------


SEI employee 1974-present. Currently                         36                 Trustee of The Advisors' Inner
performs various services on behalf                                             Circle Fund II, Bishop Street Funds,
of SEI Investments for which                                                    SEI Asset Allocation Trust, SEI
Mr. Nesher is compensated. Executive                                            Daily Income Trust, SEI Index Funds.
Vice President of SEI Investments,                                              SEI Institutional International Trust,
1986-1994. Director and Executive                                               SEI Institutional Investments Trust,
Vice President of the Administrator                                             SEI Institutional Managed Trust,
and the Distributor, 1981-1994.                                                 SEI Liquid Asset Trust, SEI Tax
                                                                                Exempt Trust, SEI Opportunity
                                                                                Master Fund, L.P., SEI Opportunity
                                                                                Fund, L.P., SEI Global Master Fund,
                                                                                PLC, SEI Global Assets Fund, PLC, SEI
                                                                                Global Investments Fund, PLC, SEI
                                                                                Investments Global, Limited, SEI
                                                                                Investments Global Fund Services
                                                                                Limited, SEI Investments (Europe) Ltd.,
                                                                                SEI Investments-Unit Trust
                                                                                Management (UK) Limited, and SEI
                                                                                Global Nominee Ltd.
-------------------------------------------------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------



                                                                 TERM OF
                                   POSITION(S)                  OFFICE AND
    NAME, ADDRESS,                 HELD WITH                    LENGTH OF
        AGE 1                      THE TRUST                  TIME SERVED 2
--------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS (CONTINUED)
-------------------------
WILLIAM M. DORAN                    Trustee                    (Since 1992)
1701 Market Street,
Philadelphia, PA 19103
66 yrs. old










--------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------
EUGENE B. PETERS                    Trustee                    (Since 1993)
77 yrs. old








--------------------------------------------------------------------------------
JAMES M. STOREY                     Trustee                    (Since 1994)
75 yrs. old


--------------------------------------------------------------------------------
1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------


                                                         Number of
                                                        Portfolios
                                                    in The Advisors'
                                                    Inner Circle Fund
Principal Occupation(s)                                 Overseen by                    Other Directorships
  During Past 5 Years                                   Board Member                 Held by Board Member 3
-------------------------------------------------------------------------------------------------------------------------


Self Employed Consultant since 2003.                         36                 Director of SEI Investments
Partner, Morgan, Lewis & Bockius LLP                                            Company and SEI Investments
(law firm) from 1976-2003, counsel to                                           Distribution Co., SEI Investments-
the Trust, SEI Investments, the                                                 Global Fund Services, Limited, SEI
Administrator and the Distributor.                                              Investments Global Limited, SEI
Director of SEI Investments since 1974;                                         Investments (Europe), Limited,
Secretary of SEI Investments since 1978.                                        SEI Investments (Asia) Limited, SEI
                                                                                Asset Korea Co., Ltd. Trustee of The
                                                                                Advisors' Inner Circle Fund II, SEI
                                                                                Investments, Bishop Street Funds, SEI
                                                                                Asset Allocation Trust, SEI Daily
                                                                                Income Trust, SEI Index Funds, SEI
                                                                                Institutional International Trust, SEI
                                                                                Institutional Investments Trust, SEI
                                                                                Institutional Managed Trust, SEI Liquid
                                                                                Asset Trust and SEI Tax Exempt Trust.
-------------------------------------------------------------------------------------------------------------------------


Private investor from 1987 to present.                       36                 Trustee of The Advisors' Inner Circle
Vice President and Chief Financial                                              Fund and Bishop Street Funds.
officer, Western Company of North
America (petroleum service company),
1980-1986. President of Gene Peters
and Associates (import company),
1978-1980. President and Chief
Executive Officer of Jos. Schlitz
Brewing Company before 1978.
-------------------------------------------------------------------------------------------------------------------------


Attorney, Solo Practitioner since 1994.                      36                 Trustee of The Advisors' Inner
Partner, Dechert, September 1987-                                               Circle Fund II, Bishop Street Funds,
December 1993.                                                                  SEI Asset Allocation Trust, SEI Daily
                                                                                Income Trust, SEI Index Funds, SEI
                                                                                Institutional International Trust, SEI
                                                                                Institutional Investments Trust, SEI
                                                                                Institutional Managed Trust, SEI Liquid
                                                                                Asset Trust and SEI Tax Exempt Trust,
                                                                                and the U.S. Charitable Gift Trust.
-------------------------------------------------------------------------------------------------------------------------
3 Directorships of companies required to report to the Securities and Exchange
  Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment
  Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------


                                                                 TERM OF
                                   POSITION(S)                  OFFICE AND
    NAME, ADDRESS,                 HELD WITH                    LENGTH OF
        AGE 1                      THE TRUST                  TIME SERVED 2
--------------------------------------------------------------------------------

INDEPENDENT
BOARD MEMBERS (CONTINUED)
-------------------------
GEORGE J. SULLIVAN, JR.             Trustee                    (Since 1999)
64 yrs. old









--------------------------------------------------------------------------------
BETTY L. KRIKORIAN                  Trustee                    (Since 2005)
63 yrs. old



--------------------------------------------------------------------------------
CHARLES E. CARLBOM                  Trustee                    (Since 2005)
72 yrs. old



--------------------------------------------------------------------------------
MITCHELL A. JOHNSON                 Trustee                    (Since 2005)
64 yrs. old

--------------------------------------------------------------------------------
1 Unless otherwise noted, the business address of each Trustee or officer is
  SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
3 Directorships of companies required to report to the Securities and Exchange
  Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------




                                                         Number of
                                                        Portfolios
                                                    in The Advisors'
                                                    Inner Circle Fund                    Other Directorships
Principal Occupation(s)                             Overseen by Board                       Held by Board
  During Past 5 Years                                 Member/Officer                       Member/Officer 3
-------------------------------------------------------------------------------------------------------------------------




Chief Executive Officer, Newfound                            36                 Trustee, State Street Navigator
Consultants, Inc. since April 1997.                                             Securities Lending Trust, since 1995.
General Partner, Teton Partners, L.P.,                                          Trustee of The Fulcrum Trust.
June 1991-December 1996; Chief                                                  Trustee of the Advisors' Inner
Financial Officer, Nobel Partners,                                              Circle Fund II, Bishop Street Funds,
L.P., March 1991-December 1996;                                                 SEI Asset Allocation Trust, SEI Daily
Treasurer and Clerk, Peak Asset                                                 Income Trust, SEI Index Funds, SEI
Management. Inc., since 1991.                                                   Institutional International Trust, SEI
                                                                                Institutional Investments Trust, SEI
                                                                                Institutional Managed Trust, SEI
                                                                                Liquid Asset Trust, SEI Tax Exempt
                                                                                Trust, SEI Opportunity Master Fund,
                                                                                L.P. and SEI Opportunity Fund, L.P.
-------------------------------------------------------------------------------------------------------------------------
Self-Employed Legal and Financial                            36                 Trustee of The Advisors' Inner Circle
Services Consultant since 2003. State                                           Fund II and Bishop Street Funds.
Street Bank Global Securities and
Cash Operations from 1995 to 2003.
-------------------------------------------------------------------------------------------------------------------------
Self-Employed Business Consultant,                           36                 Director, Crown Pacific, Inc. Trustee of
Business Project Inc. since 1997.                                               The Advisors' Inner Circle Fund II
CEO and President, United Grocers                                               and Bishop Street Funds.
Inc. from 1997 to 2000.
-------------------------------------------------------------------------------------------------------------------------
Retired.                                                     36                 Director, Federal Agricultural Mortgage
                                                                                Corporation. Trustee of The Advisors'
                                                                                Inner Circle Fund II and Bishop Street
                                                                                Funds.
-------------------------------------------------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------


                                                                 TERM OF
                                   POSITION(S)                  OFFICE AND
    NAME, ADDRESS,                 HELD WITH                    LENGTH OF
        AGE 1                      THE TRUST                   TIME SERVED
--------------------------------------------------------------------------------
OFFICERS
--------
JAMES F. VOLK, CPA                 President                  (Since 2003)
44 yrs. old





--------------------------------------------------------------------------------
MICHAEL LAWSON                  Controller and                (Since 2005)
46 yrs. old                Chief Financial Officer



--------------------------------------------------------------------------------
RUSSELL EMERY                  Chief Compliance               (Since 2006)
43 yrs. old                        Officer




--------------------------------------------------------------------------------
JAMES NDIAYE                   Vice President                 (Since 2004)
38 yrs. old                    and Secretary





--------------------------------------------------------------------------------
TIMOTHY D. BARTO          Assistant Vice President            (Since 2000)
38 yrs. old               and Assistant Secretary




--------------------------------------------------------------------------------
SOFIA ROSALA              Assistant Vice President            (Since 2006)
32 yrs. old               and Assistant Secretary





--------------------------------------------------------------------------------
NICOLE WELCH                   AML Officer                    (Since 2005)
29 yrs. old







--------------------------------------------------------------------------------
1 The business address of each officer is SEI Investments Company, 1 Freedom
  Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------




                                                   NUMBER OF
                                                  PORTFOLIOS
                                                IN THE ADVISORS'
                                               INNER CIRCLE FUND
PRINCIPAL OCCUPATION(S)                           OVERSEEN BY               OTHER DIRECTORSHIPS
  DURING PAST 5 YEARS                               OFFICER                    HELD BY OFFICER
-------------------------------------------------------------------------------------------------------------------------


Senior Operations Officer, SEI Investments,           N/A                            N/A
Fund Accounting and Administration (1996-
present); Assistant Chief Accountant for the
U.S. Securities and Exchange Commission's
Division of Investment Management
(1993-1996).
-------------------------------------------------------------------------------------------------------------------------
Director, SEI Investments, Fund Accounting            N/A                            N/A
since July 2005. Manager, SEI Investments
AVP from April 1995 to February 1998 and
November 1998 to July 2005.
-------------------------------------------------------------------------------------------------------------------------
Director of Investment Product Management             N/A                            N/A
and Development at SEI Investments since
February 2003. Senior Investment Analyst,
Equity team at SEI Investments from March
2000 to February 2003.
-------------------------------------------------------------------------------------------------------------------------
Employed by SEI Investments Company                   N/A                            N/A
since 2004. Vice President, Deusche Asset
Management from 2003-2004. Associate,
Morgan, Lewis & Bockius LLP from 2000-
2003. Counsel, Assistant Vice President,
ING Variable Annuities Group from 1999-2000.
-------------------------------------------------------------------------------------------------------------------------
General Counsel, Vice President and Assistant         N/A                            N/A
Secretary of SEI Investments Global Funds
Services since 1999; Associate, Dechert
(law firm) from 1997-1999; Associate, Richter,
Miller & Finn (law firm) from 1994-1997.
-------------------------------------------------------------------------------------------------------------------------
Vice President and Assistant Secretary of SEI         N/A                            N/A
Investments Management Corp. and SEI Global
Funds Services since 2005. Compliance Officer of
SEI Investments from 2001-2004. Account and
Product Consultant SEI Private Trust Company,
1998-2001.
-------------------------------------------------------------------------------------------------------------------------
Assistant Vice President and AML Compliance           N/A                            N/A
Officer of SEI Investments since January 2005.
Compliance Analyst at TD Waterhouse from
January 2004 to November 2004. Senior Compliance
Analyst at UBS Financial Services from October
2002 to January 2004. Knowledge Management
Analyst at PricewaterhouseCoopers Consulting
from September 2000 to October 2002.
-------------------------------------------------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust") must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year's meeting held on May 15-16, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser;
(ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of Funds investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser's fee and other aspects of the Advisory Agreement. Among other things, representatives from the Adviser presented an overview of the Adviser, including its assets under management and biographies of key investment personnel. They then discussed the Adviser's investment philosophy, emphasizing its reliance on bottom-up fundamentals and quantitative criteria, and described the Adviser's process for achieving best execution. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISER. In considering the quality, nature and extent of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser's portfolio management personnel. The most recent investment adviser registration form ("Form ADV") for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds' investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER. The Board was provided with information regarding each of the Fund's performance since the Advisory Agreement was last renewed, as well as information regarding each Fund's performance since its inception. The Board also compared the Funds' performance to their respective benchmark indices and other similar mutual funds over various periods of time. The Adviser provided information regarding and led a discussion of factors impacting the performance of each Fund over the past year, focusing on its investment approach and general economic factors. Based on this information, the Board concluded that the RHJ Micro Cap Portfolio's performance was reasonable in relation to its benchmark and was satisfied with the investment results that the Adviser had been able to achieve for the Fund. With respect to the RHJ Small/Mid Cap Portfolio and RHJ Mid Cap Portfolio, the Board concluded that, although each Fund underperformed its respective benchmark

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

over various periods of time, the Fund's more recent performance was favorable and was overall satisfied with the performance that the Adviser had achieved for the Funds.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE. In concluding that the advisory fees payable by the Funds were reasonable, the Trustees reviewed a report of the advisory fees paid by each Fund to the Adviser, and fee waivers that the Adviser had made over the period, the costs and other expenses incurred by the Adviser in providing advisory services and the resulting profits realized by the Adviser from its relationship with the Funds and concluded that such profit was not excessive. The Trustees also reviewed reports, based on available data, comparing the expense ratio and advisory fee paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fee and expense ratio paid by the Funds were sufficiently comparable to the average advisory fee paid by comparable mutual funds. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved.

Based  on the  Board's  deliberations  and  its  evaluation  of the  information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Agreement for another year.

THE ADVISORS' INNER CIRCLE FUND                                       RHJ FUNDS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 NOTICE TO SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

For shareholders that do not have an October 31, 2006 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2006 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2006, the Funds are designating the following items with regard to distributions paid during the year.

                                                                          QUALIFYING
                 LONG         ORDINARY                                    QUALIFYING  SHORT-TERM
             CAPITAL GAIN      INCOME         TOTAL         QUALIFYING     DIVIDEND    CAPITAL
             DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS   DIVIDENDS (1)  INCOME (2)   GAIN (3)
             -------------  -------------  -------------   -------------  ----------   --------
Mid Cap ......  14.54%          85.46%        100.00%         24.86%        24.76%     26.56%
Small/Mid Cap  100.00%           0.00%        100.00%          0.00%         0.00%      0.00%
Micro Cap ....  74.35%          25.65%        100.00%          5.70%         5.60%      0.00%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS."

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS." IT IS THE INTENTION OF THE AFOREMENTIONED FUND TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.

(3) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING SHORT-TERM CAPITAL GAIN" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

    THE INFORMATION REPORTED HEREIN MAY DIFFER FROM THE INFORMATION AND DISTRIBUTIONS TAXABLE TO THE SHAREHOLDERS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 2006. COMPLETE INFORMATION WILL BE COMPUTED AND REPORTED IN CONJUNCTION WITH YOUR FORM 1099-DIV.

                                      NOTES

                            THE RICE HALL JAMES FUNDS
                                 P.O. Box 219009
                              Kansas City, MO 64121
                                  866-474-5669
                                www.rhjfunds.com

                                    ADVISER:
                        Rice Hall James & Associates, LLC
                          600 West Broadway, Suite 1000
                               San Diego, CA 92101

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004





                This information must be preceded or accompanied by a current prospectus for the Funds described.


RHJ-AR-001-0500

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George Sullivan and is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers LLP ("PwC") related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:


---------------------------------------------------------------------------------------------------------------------
                                         2006                                              2005
---------------------------------------------------------------------------------------------------------------------
                    All fees and    All fees and     All other       All fees and     All fees and    All other
                    services to     services to      fees and        services to      services to     fees and
                    the Trust       service          services to     the Trust        service         services to
                    that were       affiliates       service         that were        affiliates      service
                    pre-approved    that were        affiliates      pre-approved     that were       affiliates
                                    pre-approved     that did not                     pre-approved    that did not
                                                     require                                          require
                                                     pre-approval                                     pre-approval
---------------------------------------------------------------------------------------------------------------------
(a)       Audit        $267,100           $0               $0           $189,520           N/A             N/A
          Fees

---------------------------------------------------------------------------------------------------------------------
(b)       Audit-          $0              $0               $0              $0               $0              $0
          Related
          Fees

---------------------------------------------------------------------------------------------------------------------
(c)       Tax             $0              $0               $0              N/A             N/A             N/A
          Fees

---------------------------------------------------------------------------------------------------------------------
(d)       All             $0              $0               $0              N/A             N/A             N/A
          Other
          Fees
---------------------------------------------------------------------------------------------------------------------

Fees billed by Ernst & Young LLP ("E&Y") related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

---------------------------------------------------------------------------------------------------------------------
                                         2006                                              2005
---------------------------------------------------------------------------------------------------------------------
                    All fees and    All fees and     All other       All fees and    All fees and    All other
                    services to     services to      fees and        services to     services to     fees and
                    the Trust       service          services to     the Trust       service         services to
                    that were       affiliates       service         that were       affiliates      service
                    pre-approved    that were        affiliates      pre-approved    that were       affiliates
                                    pre-approved     that did not                    pre-approved    that did not
                                                     require                                         require
                                                     pre-approval                                    pre-approval
---------------------------------------------------------------------------------------------------------------------
(a)       Audit        $261,600           N/A             N/A             N/A             N/A             N/A
          Fees

---------------------------------------------------------------------------------------------------------------------
(b)       Audit-         N/A              N/A             N/A             N/A             N/A             N/A
          Related
          Fees

---------------------------------------------------------------------------------------------------------------------
(c)       Tax            N/A              N/A             N/A             N/A             N/A             N/A
          Fees

---------------------------------------------------------------------------------------------------------------------
(d)       All            N/A              N/A             N/A             N/A             N/A             N/A
          Other
          Fees
---------------------------------------------------------------------------------------------------------------------

(e)(1)   Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

               ------------------------------------------------------------
                                                2006             2005
               ------------------------------------------------------------
               Audit-Related Fees                0%               0%

               ------------------------------------------------------------
               Tax Fees                          0%               0%
               ------------------------------------------------------------
               All Other Fees                    0%               0%

               ------------------------------------------------------------

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

               ------------------------------------------------------------
                                                2006             2005
               ------------------------------------------------------------
               Audit-Related Fees                0%              N/A

               ------------------------------------------------------------
               Tax Fees                          0%              N/A
               ------------------------------------------------------------
               All Other Fees                    0%              N/A

               ------------------------------------------------------------
(f)      Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for 2006 and 2005, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and N/A for 2006 and 2005, respectively.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO
                                                         OCTOBER 31, 2006
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS

COMMON STOCK -- 95.4%**
--------------------------------------------------------------------------------
                                                         SHARES          VALUE
                                                        --------        -------

CONSUMER DISCRETIONARY -- 17.5%
   AFC Enterprises* ...................................   156,400  $  2,549,320
   America's Car-Mart* ................................    89,450     1,336,383
   California Pizza Kitchen* ..........................    57,400     1,852,298
   Charles & Colvard ..................................   335,800     2,998,694
   Conn's* ............................................    92,600     2,224,252
   Cost Plus* .........................................   178,900     2,137,855
   Cutter & Buck ......................................    88,500     1,000,050
   dELiA*s* ...........................................   249,000     2,260,920
   Gaiam, Cl A* .......................................   137,000     1,987,870
   HOT Topic* .........................................   255,400     2,582,094
   Kona Grill* ........................................   104,100     1,811,340
   Progressive Gaming International* ..................   282,000     2,154,480
   Rubio's Restaurants* ...............................    74,800       688,160
   Trump Entertainment Resorts* .......................   109,200     2,220,036
   Unifirst ...........................................   121,900     4,394,495
   West Marine* .......................................   149,100     2,522,772
                                                                   ------------
                                                                     34,721,019
                                                                   ------------
CONSUMER STAPLES -- 1.0%
   Darling International* .............................   469,000     2,007,320
                                                                   ------------
ENERGY -- 6.1%
   Edge Petroleum* ....................................   215,122     3,917,372
   GMX Resources* .....................................    79,300     3,116,490
   Petroquest Energy* .................................   440,600     5,014,028
                                                                   ------------
                                                                     12,047,890
                                                                   ------------
FINANCIALS -- 8.7%
   Bancorp* ...........................................    86,500     2,080,325
   Capstead Mortgage ..................................   178,700     1,529,672
   Columbia Bancorp ...................................    45,072     1,138,969
   Franklin Bank Corp/Houston* ........................    52,700     1,065,067
   IBERIABANK .........................................    37,000     2,177,080
   ITLA Capital .......................................    15,700       896,784
   MFA Mortgage Investments ...........................   384,483     3,045,105
   Nexity Financial* ..................................    14,919       197,080
   Superior Bancorp* ..................................   194,625     2,123,359
   Tennessee Commerce Bancorp* ........................    75,400     1,903,850
   Trico Bancshares ...................................    43,000     1,118,000
                                                                   ------------
                                                                     17,275,291
                                                                   ------------
HEALTH CARE -- 14.6%
   Akorn* .............................................   506,769     2,219,648
   AMN Healthcare Services* ...........................    83,900     2,121,831
   Angiodynamics* .....................................    53,100     1,149,615
   Arcadia Resources* .................................   469,600     1,498,024
   Cholestech* ........................................    88,428     1,367,981
   Dendrite International* ............................   147,400     1,540,330
   Emergency Medical Services, Cl A* ..................   157,700     2,870,140
   Horizon Health* ....................................    93,009     1,438,850
   IRIS International* ................................    53,288       638,923
   Kendle International* ..............................    68,900     2,385,318
   Matrixx Initiatives* ...............................    89,000     1,949,990
   Minrad International* ..............................   286,100     1,058,570

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO
                                                         OCTOBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES          VALUE
                                                        --------        -------
HEALTH CARE -- CONTINUED
    Natus Medical* ....................................   142,500  $  2,366,925
    NovaMed* ..........................................   284,300     2,174,895
    Providence Service* ...............................    96,400     2,650,036
    Radiation Therapy Services* .......................    50,900     1,514,784
                                                                   ------------
                                                                     28,945,860
                                                                   ------------
INDUSTRIALS -- 17.8%
   American Ecology ...................................    76,300     1,587,040
   Apogee Enterprises .................................   269,105     4,329,900
   CRA International* .................................    42,800     2,175,524
   FirstService* ......................................    45,600     1,091,664
   Gehl* ..............................................    75,400     2,151,916
   Healthcare Services Group ..........................   101,700     2,764,206
   Home Solutions of America* .........................   468,200     2,743,652
   KVH Industries* ....................................   340,600     3,719,352
   LECG* ..............................................   167,100     3,290,199
   Old Dominion Freight Line* .........................    59,050     1,633,323
   Power-One* .........................................   253,900     1,736,676
   Standard Parking* ..................................    75,300     2,618,181
   Titan International ................................   153,700     2,840,376
   Trex* ..............................................    69,000     1,822,980
   Ultralife Batteries* ...............................    72,890       873,951
                                                                   ------------
                                                                     35,378,940
                                                                   ------------
INFORMATION TECHNOLOGY -- 29.0%
   Bankrate* ..........................................    68,300     2,182,185
   Cbeyond* ...........................................    71,100     2,157,174
   ClearOne Communications* ...........................     8,369        33,350
   Comtech Group* .....................................   204,800     3,457,024
   CTS ................................................   167,800     2,369,336
   eCollege.com* ......................................   137,400     2,377,020
   EFJ* ...............................................   175,200     1,284,216
   Essex* .............................................   166,300     3,272,784
   Genesis Microchip* .................................   258,500     2,649,625
   HMS Holdings* ......................................   255,800     3,514,692
   Ikanos Communications* .............................   112,800       947,520
   Integrated Silicon Solution* .......................   285,600     1,510,824
   Iona Technologies ADR* .............................   242,500     1,290,100
   LoJack* ............................................   100,900     2,013,964
   Mobility Electronics* ..............................   432,800     1,246,464
   NAM TAI Electronics ................................   157,200     2,450,748
   NIC* ...............................................   285,900     1,380,897
   Phase Forward* .....................................   240,400     3,336,752
   Seachange International* ...........................   452,700     3,798,153
   Sigma Designs* .....................................   126,500     2,656,500
   SPSS* ..............................................    84,500     2,338,115
   Stratasys* .........................................    51,000     1,421,880
   Tyler Technologies* ................................   199,600     2,832,324
   Vasco Data Security International* .................   409,900     4,750,741
   Website Pros* ......................................   108,973     1,170,370
   Youbet.com* ........................................   237,600     1,005,048
                                                                   ------------
                                                                     57,447,806
                                                                   ------------

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO
                                                         OCTOBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES          VALUE
                                                        --------        -------
TELECOMMUNICATION SERVICES -- 0.7%
   Atlantic Tele-Network ..............................    74,900  $  1,448,566
                                                                   ------------

    Total Common Stock
         (Cost $160,972,790)...........................             189,272,692
                                                                   ------------
--------------------------------------------------------------------------------
RIGHTS -- 0.0%
--------------------------------------------------------------------------------
   Hoenig Group Escrow Receipt(A)......................    62,600        14,398
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.9%
--------------------------------------------------------------------------------
CASH EQUIVALENT (B) -- 2.9%
   HighMark Diversified Money Market Fund,
     Fiduciary Class, 4.98%
     (Cost $5,656,332) ................................ 5,656,332     5,656,332
                                                                   ------------

   Total Investments -- 98.3%
     (Cost $166,629,122)...............................            $194,943,422
                                                                   ============
      PERCENTAGES ARE BASED ON NET ASSETS OF $198,399,490.
    * NON-INCOME PRODUCING SECURITY
   ** MORE NARROW INDUSTRIES ARE UTILIZED FOR COMPLIANCE PURPOSES, WHEREAS BROAD
      SECTORS ARE UTILIZED FOR REPORTING PURPOSES.
  (A) SECURITY IS FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE
      FAIR VALUE COMMITTEE OF THE BOARD OF TRUSTEES. THE TOTAL VALUE OF SUCH SECURITY AS OF OCTOBER 31, 2006 WAS $14,398 AND REPRESENTED 0.01% OF NET ASSETS.
  (B) RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2006.
 ADR AMERICAN DEPOSITARY RECEIPT
  CL CLASS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of
The Advisors' Inner Circle Fund and Shareholders of
Rice Hall James Mid Cap Portfolio
Rice Hall James Small/Mid Cap Portfolio
Rice Hall James Micro Cap Portfolio:


We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Rice Hall James Mid Cap Portfolio, Rice Hall James Small/Mid Cap Portfolio and Rice Hall James Micro Cap Portfolio, (three of the portfolios constituting The Advisors' Inner Circle Fund, hereafter referred to as the "Trust") as of October 31, 2006, and for the year then ended and have issued our unqualified report thereon dated December 19, 2006 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of Rice Hall James Micro Cap Portfolio's (the "Portfolio") schedule of investments (the "Statement") as of October 31, 2006 appearing in Item 6 of this Form N-CSR. This Statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this Statement based on our audit.

In our opinion, the Statement referred to above, when read in conjunction with the financial statements of the Portfolio referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
December 19, 2006


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1)   Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                   The Advisors' Inner Circle Fund

                                               /s/ James F. Volk
By (Signature and Title)*                      ----------------------------
                                               James F. Volk, President
Date:  December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                               /s/ James F. Volk
By (Signature and Title)*                      -----------------------------
                                               James F. Volk, President
Date:  December 29, 2006


                                               /s/ Michael Lawson
By (Signature and Title)*                      ---------------------------------
                                               Michael Lawson, Controller & CFO
Date:  December 29, 2006

* Print the name and title of each signing officer under his or her signature.